Exhibit 12.1

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) AS ADOPTED

UNDER SECTION 302 OF THE SARBANES-OXLEY ACT

I, John Peter Rodgerson, certify that:

1.	I have reviewed this annual report on Form 20-F of Azul S.A. (the “company”); and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: July 18, 2019

By:	/s/John Peter Rodgerson

Name:	John Peter Rodgerson
Title:	Chief Executive Officer